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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                          DATE OF REPORT: MAY 14, 2003
                        (Date of earliest event reported)

                             LIBERTY SELF-STOR, INC.
             (Exact name of registrant as specified in its charter)

           MARYLAND                000-30502             94-6542723
 (State or other jurisdiction     (Commission         (I.R.S. Employer
      of incorporation)           File Number)       Identification No.)


     8500 STATION STREET, SUITE 100
              MENTOR, OHIO                                   44060
(Address of principal executive offices)                  (Zip Code)


                                 (440) 974-3770
              (Registrant's telephone number, including area code)



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  Exhibits:

     99.1 Liberty Self-Stor, Inc. Press Release dated May 14, 2003


ITEM 9.  REGULATION FD DISCLOSURE

The information in this Item 9 is being furnished to the Securities and Exchange Commission (the "Commission") under Item 12 "Results of Operations and Financial Condition" of Form 8-K in accordance with the Commission Release Nos. 33-8216 and 34-47583. On May 14, 2003, Liberty Self-Stor, Inc. issued a press release containing Liberty's financial results for the 1st quarter of 2003. A copy of the press release is attached as Exhibit 99.1 to this report. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or incorporated by reference in any filing under the Securities

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Act of 1933, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

The press release contains financial information presented in accordance with accounting principles generally accepted in the United States ("GAAP") and comparable pro-forma, or non-GAAP, financial data. Specifically, Liberty uses Funds from Operations ("FFO") as a measure of its profit or loss. Liberty believes that FFO is helpful to investors as a measure of the performance of an equity real estate investment trust ("REIT") because, when considered in conjunction with cash flows from operating activities, financing activities and investing activities, FFO provides investors with an understanding of Liberty's ability to incur and service debt and to make capital expenditures. The following is a reconciliation of net income (loss) to FFO for the three months ended March 31, 2003 and 2002 contained in the press release and is provided to enhance the investor's overall understanding of Liberty's financial performance.

                             LIBERTY SELF-STOR, INC.
                    FFO AND NET INCOME (LOSS) RECONCILIATION

FFO is defined as net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property, the effects of any changes in accounting principles, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect funds from operations on the same basis. FFO does not represent cash generated from operating activities determined by GAAP and should not be considered (i) a substitute for net income (determined in accordance with GAAP), (ii) an indication of Liberty's financial performance, (iii) a substitute for cash flows from operating activities (determined in accordance with GAAP) or (iv) as a measure of Liberty's liquidity. Liberty's definition of FFO may not be comparable to similarly-titled measures of other REITs.

                                                   Three Months              Three Months
                                                      Ended                      Ended
                                                  March 31, 2003             March 31, 2002
                                                  --------------             --------------
Net income (loss)                                    $(26,454)                  $(158,295)

Funds From Operations:
Net loss                                             $(26,454)                  $(158,295)
Adjustments:
Depreciation of real estate and amortization
     of intangible assets                             337,282                     330,076
Cumulative effect of change in accounting
     principle, net of minority interest                 --                        84,817
Minority interest                                     (61,724)                   (171,450)
                                                     --------                   ---------
FFO                                                  $249,104                     $85,148

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  LIBERTY SELF-STOR, INC.


                                  By: /s/ Thomas J. Smith
                                      ----------------------------------------
                                  Name: Thomas J. Smith
                                  Title: President and Chief Operating Officer

Dated: May 14, 2003


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                                  EXHIBIT INDEX


Exhibit Number        Description
--------------        ------------
     99.1             Liberty Self-Stor, Inc. Press Release dated May 14, 2003